Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jonathan J. Rubinstein, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Palm, Inc. on Form 10-K for the fiscal year ended May 29, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Palm, Inc.

Date: July 22, 2009	By:	/s/ JONATHAN J. RUBINSTEIN
	Name:	Jonathan J. Rubinstein
	Title:	Chairman and Chief Executive Officer

I, Douglas C. Jeffries, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Palm, Inc. on Form 10-K for the fiscal year ended May 29, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Palm, Inc.

Date: July 22, 2009	By:	/s/ DOUGLAS C. JEFFRIES
	Name:	Douglas C. Jeffries
	Title:	Senior Vice President and Chief Financial Officer